Rule 497(e)
File No. 333-207937

Amplify ETF Trust
(the “Trust”)

Supplement To Each Fund’s Prospectus Dated February 28, 2023 for
Amplify CWP Enhanced Dividend Income ETF and Amplify International Enhanced Dividend Income ETF (each a “Fund”)

Dated November 28, 2023

Notwithstanding anything to the contrary in each Fund’s prospectus, effective immediately, the “Cash Equivalents and Short-Term Investments” subsection of the “Fund Investments” section is deleted and replaced in its entirety with the below:

“The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term interest or financing rates, including the Amplify Samsung SOFR ETF (the “SOF ETF”), which is advised by Amplify Investments LLC, the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment securities with maturities of less than one year, cash or cash equivalents and the SOF ETF will vary due to several factors, including market conditions. During periods of high cash inflows or outflows or if market conditions are not favorable, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives. For more information on eligible short-term investments, see the SAI.”

Notwithstanding anything to the contrary in each Fund’s prospectus, effective immediately, the following paragraph is added as the final paragraph of the “Management of the Fund–Fund Organization–Investment Adviser” subsection:

“Pursuant to an agreement with the Fund, Amplify Investments has agreed to waive its management fee with respect to acquired fund fees incurred by the Fund with respect to the Fund’s investment, if any, in the SOF ETF in an amount equal to any acquired fund fees incurred by the Fund with respect to its investment in the SOF ETF. Amplify Investments has agreed to waive and reimburse such expenses. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustee’s on behalf of the Fund.”

Please Retain This Supplement for Future Reference.